Ex. 10.3

VOTING AGREEMENT AND IRREVOCABLE PROXY

This Voting Agreement and Irrevocable Proxy (this “Agreement”) is dated as of February 8, 2016 (the “Effective Date”), and is entered into by and among RiceBran Technologies, a California corporation (“Company”), Arvind Narula, an individual with mailing address at 1000/30 P.B. Tower, 9th Floor, Sukhumvit 71 Road, Klongton – Nua, Wattana, Bangkok (“Narula”), Youji Company Limited, a Hong Kong limited company, with principal offices located at Unit 21, 5/F, Kowloon Bay Industrial Centre, 15 Wang Hoi Road, Kowloon, Hong Kong (together with Narula, “Shareholders”) and John Short (“CEO”), the Chief Executive Officer of the Company. The Shareholders and CEO are referred to herein collectively as the “Voting Parties” and individually as a “Voting Party”.

BACKGROUND

A.                 Company and Shareholders have entered into an Exclusive Supply and Cooperation Agreement (the “Supply Agreement”), dated as of February 8, 2016, pursuant to which Company will acquire organic rice bran from Youji and pay Youji a portion of the purchase price for the organic rice bran in the form of common stock of Company at a value as set forth in the Supply Agreement. In furtherance thereof, Company will issue and deposit 950,000 of the partially paid common stock into an escrow pursuant to an Escrow Agent (“Escrow Agreement”) dated on or about February 8, 2016 by and among Company, Shareholder and American Stock Transfer & Trust Company, LLC (the “Escrow”).

B.                  The Voting Parties intend that the shares that are Escrowed Shares (as defined in the Escrow Agreement, “Escrowed Shares”) will not impact the voting or decision making of the Company’s shareholders, and in furtherance thereof, that the Escrowed Shares be voted in such percentages such that the votes, abstentions, and presence match that of the Company’s outstanding common stock other than Escrowed Shares, in any corporate vote or action.

AGREEMENT

THE PARTIES AGREE AS FOLLOWS:

1.                    Escrowed Shares. During the term of this Agreement, the Voting Parties each agree to vote all Escrowed Shares in accordance with the provisions of this Agreement. This Agreement shall not apply to any Escrowed Shares once they become Released Shares (as defined in the Escrow Agreement) or any common stock of Company acquired by Shareholders outside of the Escrow.

2.                    Voting of Escrowed Shares.

2.1.                Voting Agreement. For purposes of this Agreement, “Expiration Date” shall mean the date upon which this Agreement is validly terminated pursuant to the provisions hereof. Shareholders agree that, during the period from the date of this Agreement through the Expiration Date:

(a)            At any meeting of shareholders of the Company, however called, and at every adjournment thereof, all outstanding shares of the Escrowed Shares that are owned by Shareholders as of the record date fixed for such meeting shall be present and/or voted as determined by CEO, as set forth below in Section 2.2.

(b)            In the event written consents are solicited or otherwise sought from shareholders of the Company, then, with respect to Escrowed Shares that are owned by Shareholders as of the record date fixed for the consent to the proposed action, Shareholders agree to execute and deliver such written consents to such proposed action as set forth below in Section 2.2.

(c)            Shareholders shall vote all of the Escrowed Shares and shall take all other necessary or desirable actions within Shareholders’ control (in any capacity) to comply with the requirements hereof, including, without limitation, executing a proxy to vote, calling meetings, and executing written consents to vote the Escrowed Shares as set forth below in Section 2.2.

2.2.                Vote Allocations. When voting shares or taking a corporate action, the Voting Parties shall (a) attend and be present for quorum and (b) vote the Escrowed Shares in favor or against, or abstain, in both cases, in such percentage as the outstanding common stock of Company other than Escrowed Shares. It is the parties’ intent that the Escrowed Shares shall not alter the approval or disapproval of any matter brought before the Company’s shareholders for vote from that which would have occurred if the Escrowed Shares were not outstanding.

3.                   Additional Escrowed Shares. In the event that after the Effective Date any shares or other securities are issued on, or in exchange for, any of the Escrowed Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Escrowed Shares for purposes of this Agreement.

4.                    No Ownership Interest. Notwithstanding the irrevocable proxy granted to CEO under Section 8, nothing contained in this Agreement shall be deemed to vest in CEO any direct or indirect ownership or incidence of ownership of or with respect to any of the Escrowed Shares held by Shareholders. All rights, ownership and economic benefits of and relating to the Escrowed Shares shall remain vested in and belong to the Shareholders, excluding Escrowed Shares held by CEO and except as otherwise provided herein.

5.                    Transfer of Voting Rights. Shareholder agrees that, during the period from the Effective Date through the Expiration Date, Shareholders shall ensure that, except as expressly provided in this Agreement: (i) none of the Escrowed Shares is deposited into a voting trust; (i) no proxy is granted; and (iii) no voting agreement or similar agreement is entered into, with respect to any of the Escrowed Shares. Shareholders shall not sell, transfer or assign any Escrowed Shares or any interest thereon, unless the transferee agrees in writing, in form and substance satisfactory to CEO, to be bound as Shareholders by the provisions of this Agreement.

6.                    Representations and Warranties of Shareholders. Each Shareholder represents and warrants to the Company and CEO as follows:

6.1.               Authorization, etc. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the attached Proxy and to perform its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

6.2.               Termination. This Agreement shall continue in full force and effect from the Effective Date until the termination of the Escrow Agreement.

7.                    Legend(s). The Company may place on certificates representing the Escrowed Shares such restrictive legends as it deems reasonably appropriate in order to reflect the provisions of this Agreement, including without limitation the following (the “Legend”):

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

At any time after the termination of this Agreement, any holder of a stock certificate legended pursuant to this Section may surrender such certificate to the Company for removal of the Legend and the Company will duly reissue a new certificate without the Legend.

8.                    Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholders agree to deliver to CEO a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the maximum extent permitted by applicable law, covering the total number of Escrowed Shares beneficially owned or as to which beneficial ownership is acquired by Shareholders set forth herein, to vote the Escrowed Shares held by Shareholders in accordance with the terms of this Agreement.

If applicable, Shareholders shall cause to be delivered to CEO an additional proxy (in substantially the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of the Escrowed Shares that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Shareholders. From time to time and without additional consideration, Shareholders shall (at Shareholders’ sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Shareholders’ sole expense) take such further actions, as the CEO may request for the purpose of carrying out and furthering the intent of this Agreement.

9.                    Special Power of Attorney.

9.1.               Appointment. Shareholders, by executing this Agreement, hereby appoint the CEO as Shareholders’ true and lawful attorney-in-fact for Shareholders and in Shareholders’ name, place, and stead to: (i) undertake all acts and do all things necessary to approve, consent or otherwise act in any lawful manner in connection with any amendments, additions, revisions or restatements of, or any other modifications to, any agreements between the shareholders of the Company regarding voting of any shares in the Company to which Shareholders are a party along with the Company and other shareholders of the Company, including the authority to approve or consent to any action permitted to be taken by Shareholders as a party to any such agreements, and (ii) generally to do, execute, and perform any other act, deed, matter, or thing, that in the opinion of the CEO ought to be done, executed or performed in conjunction with this special power of attorney, of every kind and nature, as fully and effectively as Shareholders could do if personally present.

9.2.               Additional Matters. The CEO’s signature under the authority granted in this special power of attorney may be accepted by any third party or organization with the same force and effect as if Shareholders were personally present and acting on Shareholders’ own behalf. No person or organization, specifically including but not limited to the Company, who relies on the CEO’s authority under this Agreement shall incur any liability to Shareholders, or Shareholders’ beneficiaries, successors, or assigns, because of reliance on this Agreement. Shareholders and Shareholders’ beneficiaries, successors, and assigns shall be bound by the CEO’s acts under this special power of attorney. Shareholders hereby ratify and confirm all that the CEO shall do, or cause to be done, by virtue of this special power of attorney.

9.3.                Successor Proxy Holder. Should the CEO at any time be unable or unwilling to continue as proxy holder pursuant to the Proxy, the CEO may in writing designate a successor proxy holder. Unless modified by the CEO in a writing delivered to the Company prior to such incapacity, the CEO hereby designates Dale Belt, as chief financial officer of Company, to, without further action by the CEO, serve as successor in the event CEO becomes unable to continue as proxy holder or ceases to be the Company’s chief executive officer. Such successor proxy holder may accept such designation by signing and dating an acknowledgment thereof, which acknowledgment shall be appended to this Agreement and become a part hereof. From the date of such acknowledgment, such successor shall be the proxy holder for all purposes under this Agreement and under the Proxy, without the need to sign and deliver a substitute proxy, and the previous proxy holder shall have no further authority or obligation as proxy holder under this Agreement or under the Proxy.

10.                 Miscellaneous.

10.1.            Additional Parties. Without the consent of any current Voting Party, additional persons who become shareholders (or holders of options or other rights to acquire common stock of the Company) may, with the Company’s approval, execute counterpart signature pages to this Agreement and become additional Shareholders and Voting Parties.

10.2.             Certain Definitions. Escrowed Shares “held” or “owned” by a Voting Party shall mean any Escrowed Shares directly or indirectly owned (of record or beneficially) by such Voting Party or as to which such Voting Party has voting power. “Vote” shall include any exercise of voting rights whether at an annual or special meeting or by written consent or in any other manner permitted by applicable law.

10.3.             Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed, or delivered to each party as follows: (i) if to a Voting Party, at such Voting Party’s address or facsimile number set forth in the Company’s records, or at such other address or facsimile number as a Voting Party shall have furnished the Company in writing; or (ii) if to the Company or CEO, at 6720 N. Scottsdale Road, Suite #390, Scottsdale, Arizona 85253, Attention: Chief Executive Officer, or at such other address as the Company shall have furnished to the Voting Parties in writing. All such notices and communications will be deemed effectively given the earlier of: (I) when received; (II) when delivered personally; (III) one business day after being delivered by facsimile (with written confirmation of successful transmission); (IV) one business day after being deposited with an overnight courier service of recognized standing; or (V) four days after being deposited in the U.S. mail, first class with postage prepaid. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

10.4.             Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company shall not permit the transfer of any Escrowed Shares on its books or issue a new certificate representing any Escrowed Shares, unless and until the person to whom such security is to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder.

10.5.             Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Arizona, without regard to principles of conflicts of law.

10.6.            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

10.7.             Entire Agreement. This Agreement and the exhibit(s) hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants, except as specifically set forth herein.

10.8.             Specific Performance. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

10.9.            Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, discharged or terminated other than by a written instrument referencing this Agreement and signed by CEO and holders of a majority of the Escrowed Shares subject to this Agreement. Any such amendment, discharge or termination effected in accordance with this paragraph shall be binding upon each Voting Party that has entered into this Agreement. Each Voting Party acknowledges that by the operation of this paragraph, the CEO will have the right and power to diminish or eliminate all rights of such Voting Party under this Agreement.

10.10.          No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party’s right to assert any other legal remedy available to it.

10.11.          Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement. The balance of this Agreement shall be enforceable in accordance with its terms.

10.12.          Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals. When properly signed, this Agreement may be delivered electronically or by facsimile.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Voting Agreement and Irrevocable Proxy as of the Effective Date.

COMPANY:

RICEBRAN TECHNOLOGIES

By:	/s/ W. John Short
Name:	W. John Short
Title:	CEO & President

CEO:

/s/ W. John Short
W. John Short

SHAREHOLDERS:

/s/ Arvind Narula
Arvind Narula, an individual

YOUJI COMPANY LIMITED

By:	/s/ Arvind Narula
Name:	Arvind Narula
Title:	Director

[SIGNATURE PAGE TO VOTING AGREEMENT AND IRREVOCABLE PROXY]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned (“Shareholders”) of RiceBran Technologies, a California corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoint and constitute W. John Short (“Proxy Holder”), and any successor proxy holder as provided in the Voting Agreement (as defined below), the sole attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights, with respect to the matters specified in the Voting Agreement and Irrevocable Proxy, dated as of February 8, 2016, entered into by and among, among other parties, Proxy Holder and the Shareholders (the “Voting Agreement”) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned that are required to be delivered into escrow pursuant to the Supply Agreement (as defined in the Voting Agreement), and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof pursuant to the Supply Agreement (collectively, the “Escrowed Shares”), in accordance with the terms of this Proxy. The Escrowed Shares beneficially owned by the undersigned Shareholders of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Escrowed Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Escrowed Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the extent permitted by applicable law) and is granted pursuant to the Voting Agreement, and is granted in consideration, in part, of the issuance by the Company to the Shareholders of the Escrowed Shares. As used herein, the term “Expiration Date” shall mean the date of termination of the Voting Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Escrowed Shares, and to exercise all voting rights of the undersigned with respect to the Escrowed Shares (including, without limitation, the power to execute and deliver written consents pursuant to the California Corporations Code), at every annual, special or adjourned meeting of the shareholders of the Company and in every written consent in lieu of such meeting, with respect to all matters specified in the Voting Agreement, as determined by the CEO as set forth in Section 2.2 of the Voting Agreement, including without limitation: (i) election and removal of directors of the Company and the size of the board of directors of the Company; (ii) amendments to the Company’s restated articles of incorporation or bylaws or votes to increase the number of authorized shares of common stock; (iii) any merger, sale of assets or similar transaction to which the Company is a party or by which any assets of the Company are bound; and (iv) any other corporate matter with respect to which the Shareholders of the Company vote or act by means of written consent.

This Proxy shall be binding upon the beneficiaries, successors and assigns of the undersigned (including any transferee of any of the Escrowed Shares).

If any provision of this Proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then: (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent; (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction; and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Proxy. Each provision of this Proxy is separable from every other provision of this Proxy, and each part of each provision of this Proxy is separable from every other part of such provision.

This Proxy shall terminate automatically upon the expiration or other valid termination of the Voting Agreement.

Dated: February 8, 2016

SHAREHOLDERS:

/s/ Arvind Narula
Arvind Narula, an individual

YOUJI COMPANY LIMITED

By:	/s/ Arvind Narula
Name:	Arvind Narula
Title:	Director

Number of shares of common and/or stock of the Company owned of record as of the date of this proxy:

950,000 shares of Company’s common stock